================================================================================
                               11TH ANNUAL REPORT




                                    SELIGMAN
                                   HIGH INCOME
                                   FUND SERIES




                                December 31, 1995




                                     {LOGO]

================================================================================
                          A High Current Income Series
                               Established in 1985

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

    In general, both the U.S. Government Securities Series and High-Yield Bond Series performed favorably during the past year. Long-term performance results and interviews with the Portfolio Managers begin on page 3.

    The US financial markets had a banner year in 1995. After a pessimistic start, many factors including low inflation, falling interest rates, and strong corporate earnings paved the way for a memorable year.

    For the fixed-income markets, the benchmark 30-year Treasury bond yield went from 7.84% on December 29, 1994, to 5.95% on December 31, 1995. Additionally, the Ibbotson Long-Term Government Bond Index posted a remarkable total return of 31.7%, the second best performance since 1926. Only 1982's 40.4% total return saw bigger returns to Treasury bond investors.

    In spite of the historic advances, the financial markets did teeter towards the end of the year due to the Federal budget stalemate between the White House and Congress. Nevertheless, the deadlock in Washington did not deter the Federal Reserve Board from lowering short-term interest rates on December 19 -- the second time in 1995. This move quickly rejuvenated the markets.

    Looking forward, the slowing economy, the budget negotiations, and the 1996 Presidential election are a few of the factors that may create somewhat more volatile markets in the year ahead.

U.S. Government Securities Series

    For your Series' Class A shares, net asset value per share was $7.15 at December 31 compared to $6.47 a year ago. Dividends totalling $0.4556 per share were paid during the year. The total return, assuming the investment of all dividends paid in additional shares, was 18.15% for the 12 months ended December 31, 1995. Current annualized yield for the 30 days ended December 31 was 5.09%, calculated at the maximum offering price of $7.51 per share at December 31.

    For your Series' Class D shares, net asset value per share was $7.16 at December 31 compared to $6.48 a year ago. Dividends totalling $0.3965 per share were paid during the year. The total return, assuming the investment of all dividends paid in additional shares, was 17.10% for the 12 months ended December 31, 1995. Current annualized yield for the 30 days ended December 31 was 4.50%, calculated at the maximum offering price of $7.16 per share at December 31.

    The U.S. Government Securities Series' net assets totalled $63 million at year end.

High-Yield Bond Series

    For your Series' Class A shares, net asset value per share was $6.96 at December 31 compared to $6.35 a year ago. Dividends totalling $0.6518 per share were paid during the year. The total return, assuming the investment of all dividends paid in additional shares, was 20.72% for the 12 months ended December 31, 1995. Current annualized yield for the 30 days ended December 31 was 8.99%, calculated at the maximum offering price of $7.31 per share at December 31.

    For your Series' Class D shares, net asset value per share was $6.96 at December 31 compared to $6.35 a year ago. Dividends totalling $0.5932 per share were paid during the year. The total return, assuming the investment of all dividends paid in additional shares, was 19.67% for the 12 months ended December 31, 1995. Current annualized yield for the 30 days ended December 31 was 8.66%, calculated at the maximum offering price of $6.96 per share at December 31.

    The High-Yield Bond Series' net assets totalled $272 million at year end.

    A Special Meeting of Shareholders was held on December 12, at which several proposals were voted on. The results of the Special Meeting appear on page 18.

    We thank you for your continued investment in Seligman High Income Fund Series and look forward to serving your investment needs in 1996 and the years ahead.

By order of the Trustees,


/s/ William Morris
William C. Morris
Chairman



                                  /s/Brian T. Zino
                                  Brian T. Zino
                                  President
February 2, 1996

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SELIGMAN HIGH INCOME FUND SERIES
--------------------------------------------------------------------------------

HIGHLIGHTS December 31, 1995
--------------------------------------------------------------------------------

                                 --------------------------------------------------------------------------
                                             U.S. GOVERNMENT                             HIGH-YIELD
                                            SECURITIES SERIES                            BOND SERIES
                                 --------------------------------------------------------------------------
                                     CLASS A              CLASS D              CLASS A              CLASS D
                                 --------------------------------------------------------------------------
 Net Assets (millions)                $55.0                 $8.2               $182.1                $90.2
-----------------------------------------------------------------------------------------------------------
 Yield*                                5.09%                4.50%                8.99%                8.66%
-----------------------------------------------------------------------------------------------------------
 Dividends**                        $0.4558              $0.3980              $0.6536              $0.5952
-----------------------------------------------------------------------------------------------------------
 Net asset value per share            $7.15                $7.16                $6.96                $6.96
-----------------------------------------------------------------------------------------------------------
 Maximum offering
 price per share                      $7.51                $7.16                $7.31                $6.96
-----------------------------------------------------------------------------------------------------------
 Holdings by                     U.S. Treasury Securities   76.8%          Corporate Bonds            89.2%
 market sector                   Government Agency                         Convertible Bonds           4.8
                                   Securities               18.1           Net Cash & Short-
                                 Net Cash & Short-                           Term Holdings             6.0
                                   Term Holdings             5.1
-----------------------------------------------------------------------------------------------------------
 Weighted average
 maturity                                      18.8 years                                 8.1 years
-----------------------------------------------------------------------------------------------------------


* Current yield representing the annualized yield for the 30-day period ended December 31, 1995. See pages 4 and 6 for average annual total returns.

** Represents per share amount paid or declared for the year ended December 31, 1995.

Note: The yield has been computed in accordance with SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

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ANNUAL PERFORMANCE OVERVIEW -- Seligman U.S. Government Securities Series
--------------------------------------------------------------------------------


[PHOTO]


Your Portfolio Manager

Leonard J. Lovito is a Vice President of J. & W. Seligman & Co. Incorporated and Vice President and Portfolio Manager of Seligman U.S. Government Securities Series. Mr. Lovito, who joined Seligman in 1984 as a fixed-income trader, also serves as Vice President and Portfolio Manager of Seligman Cash Management Fund, and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Fixed Income Securities and Cash Management portfolios. Mr. Lovito is supported by a team of seasoned research professionals who assist him in selecting securities in accordance with your Series' objectives.

Economic Factors Affecting Seligman U.S. Government Securities Series

"One of the key factors to your Series' performance is the movement of interest rates. In 1995, moderating economic growth, subdued inflation, and the potential for a credible deficit reduction accord helped lower interest rates. The Federal Reserve Board reduced the federal funds rate twice during the year, resulting in a rally in bond prices. This led to a positive total return for your Series. Since your Series held issues with longer maturities than its peers, it outperformed the average return for all Government bond funds for the year."

Your Manager's Investment Strategy

"We began extending the maturities of the issues in the portfolio by purchasing long-term bonds when economic growth started to moderate and bring down the rate of inflation and interest rates. We used this strategy in order to take advantage of declining interest rates, as long-term bonds perform better than short-term bonds in a declining interest rate environment."

Individual Sector Performance

"We favored US Treasury securities in 1995 over GNMA mortgage-backed securities, as Treasury securities tend to outperform mortgage-backed securities in a declining interest rate environment. Mortgage-backed securities' average maturities shorten as interest rates decline due to the refinancing of mortgages."

Outlook for the Year Ahead

"Sluggish income growth and high consumer debt will more than likely slow economic growth in the first half of 1996. This moderating growth trend, coupled with a potential balanced-budget accord, could prompt the Federal Reserve Board to ease monetary policy further and lead to continued interest rate declines. If this scenario comes to fruition, we anticipate that we will continue to hold and purchase long-maturity Treasury Bonds."

================================================================================
PERFORMANCE COMPARISON CHART AND TABLE                        December 31, 1995
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman U.S. Government Securities Series Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1995, to a $10,000 investment made in the Lehman Brothers Government/ Mortgage Index (Lehman Index), the Lipper General U.S. Government Funds Index (Lipper Index), and the Lehman Brothers Government Bond Index (Lehman Bond Index) for the same period. The performance of Seligman U.S. Government Securities Series Class D shares is not shown in this chart, but is included in the table below. It is important to keep in mind that the Indices exclude the effect of any fees or sales charges. Seligman U.S. Government Securities Series will no longer be compared to the Lehman Brothers Government/Mortgage Index after December 31, 1995, as this Index measures fixed-rate securities backed by mortgage pools of GNMA, FNMA, and FHLMC and your Series does not invest solely in these types of securities. Your Manager believes the Lehman Index and the Lipper Index are more appropriate benchmarks for your Series. Therefore, your Series will continue to be compared only to the Lipper Index and the Lehman Bond Index.


    [The table below was presented as a line chart in the printed document]

              with sales        without        Lehman Brothers                 Lehman Government
  DATE          charge        sales charge      Mortgage Index   Lipper Index     Bond Index
  ----          ------        ------------      --------------   ------------     ----------

12/31/85       $ 9,530          $10,000           $10,000          $10,000          $10,000
 3/31/86       $10,796          $11,328           $10,448          $10,522          $10,866
 6/30/86       $10,834          $11,369           $10,517          $10,636          $11,009
 9/30/86       $10,798          $11,330           $10,930          $10,855          $11,224
12/31/86       $11,062          $11,607           $11,343          $11,185          $11,532
 3/31/87       $11,028          $11,571           $11,594          $11,322          $11,667
 6/30/87       $10,452          $10,967           $11,435          $11,040          $11,462
 9/30/87       $ 9,950          $10,440           $11,197          $10,664          $11,154
12/31/87       $10,748          $11,278           $11,830          $11,241          $11,784
 3/31/88       $11,205          $11,757           $12,336          $11,617          $12,173
 6/30/88       $11,314          $11,872           $12,542          $11,727          $12,288
 9/30/88       $11,486          $12,052           $12,840          $11,919          $12,495
12/31/88       $11,591          $12,162           $12,863          $11,987          $12,613
 3/31/89       $11,606          $12,177           $13,022          $12,084          $12,746
 6/30/89       $12,222          $12,825           $14,033          $12,941          $13,771
 9/30/89       $12,299          $12,905           $14,264          $13,022          $13,886
12/31/89       $12,664          $13,288           $14,835          $13,471          $14,408
 3/31/90       $12,353          $12,962           $14,854          $13,304          $14,229
 6/30/90       $12,708          $13,334           $15,417          $13,726          $14,727
 9/30/90       $12,781          $13,410           $15,645          $13,803          $14,849
12/31/90       $13,471          $14,135           $16,425          $14,555          $15,664
 3/31/91       $13,686          $14,360           $16,921          $14,862          $16,004
 6/30/91       $13,883          $14,567           $17,250          $15,026          $16,220
 9/30/91       $14,643          $15,364           $18,196          $15,888          $17,145
12/31/91       $15,363          $16,120           $19,006          $16,684          $18,064
 3/31/92       $15,036          $15,777           $18,842          $16,386          $17,748
 6/30/92       $15,619          $16,388           $19,560          $16,989          $18,450
 9/30/92       $16,257          $17,058           $20,184          $17,656          $19,362
12/31/92       $16,252          $17,053           $20,329          $17,708          $19,370
 3/31/93       $16,720          $17,544           $20,931          $18,333          $20,245
 6/30/93       $17,109          $17,953           $21,320          $18,798          $20,830
 9/30/93       $17,521          $18,384           $21,525          $19,240          $21,507
12/31/93       $17,463          $18,324           $21,718          $19,180          $21,434
 3/31/94       $17,104          $17,947           $21,215          $18,582          $20,789
 6/30/94       $16,830          $17,659           $21,096          $18,222          $20,552
 9/30/94       $16,873          $17,705           $21,279          $18,247          $20,638
12/31/94       $16,786          $17,613           $21,371          $18,270          $20,711
 3/31/95       $17,396          $18,254           $22,491          $19,091          $21,686
 6/30/95       $18,502          $19,414           $23,662          $20,135          $23,031
 9/30/95       $18,787          $19,713           $24,159          $20,466          $23,438
12/31/95       $19,833          $20,810           $24,961          $21,340          $24,509



--------------------------------------------------------------------------------
The table below shows the average annual total returns for the one-, five-, and 10-year periods through December 31, 1995, for Seligman U.S. Government Securities Series Class A shares, with and without the maximum initial sales charge of 4.75%, the Lehman Index, the Lipper Index, and the Lehman Bond Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through December 31, 1995, for Seligman U.S. Government Securities Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, the Lehman Index, the Lipper Index, and the Lehman Bond Index.



AVERAGE ANNUAL TOTAL RETURNS
                                                                                                        SINCE
                                   ONE       FIVE     10                                        ONE   INCEPTION
                                   YEAR      YEARS   YEARS                                     YEAR    9/21/93
                                   ----      -----   -----                                     ----    -------
Seligman U.S. Government                                     Seligman U.S. Government
   Securities Series+                                          Securities Series+
   Class A with sales charge       12.58%    7.01%    7.09%    Class D with CDSL               16.10%    n/a
   Class A without sales charge    18.15     8.04     7.60     Class D without CDSL            17.10    4.47%
Lehman Index                       16.80     8.73     9.58   Lehman Index                      16.80    6.80*
Lipper Index                       16.80     7.95     7.87   Lipper Index                      16.80    4.71*
Lehman Bond Index                  18.34     9.37     9.38   Lehman Bond Index                 18.34    5.98*


*Calculated from 9/30/93.
--------------------------------------------------------------------------------

+ Although the payment of principal and interest with respect to certain long-term securities held in the U.S. Government Securities Series is guaranteed by the U.S. Government or its agencies, the rate of return will vary and the principal value of an investment in the Series will fluctuate.

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ANNUAL PERFORMANCE OVERVIEW -- Seligman High-Yield Bond Series
--------------------------------------------------------------------------------


[PHOTO]


Your Portfolio Manager

Daniel J. Charleston is a Managing Director of J. & W. Seligman & Co. Incorporated and has served as Vice President and Portfolio Manager of Seligman High-Yield Bond Series since January 1990. In addition, Mr. Charleston is Vice President of Seligman Portfolios, Inc. and is Portfolio Manager of its High-Yield Bond portfolio. Mr. Charleston joined Seligman in 1987 as a Portfolio Assistant. Mr. Charleston is supported by a team of research professionals who assist in selecting companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with your Series' objective.

Economic Factors Affecting Seligman High-Yield Bond Series

"The decline in interest rates during 1995 had a positive impact on the performance and growth of your Series throughout the year. Increased demand for high current income was evident as investors infused $10.2 billion into high-yield mutual funds. Your Series benefitted from this, as its size increased from $68 million at the beginning of the year to $272 million by year end."

Your Manager's Investment Strategy

"Your Series continued its strategy of investing in credits with improving cash flows, strong industry fundamentals, and seasoned management teams. As a result, your Series held a number of credits that were upgraded such as Arcadian Partners L.P., Trump Plaza Funding, Bell & Howell Corporation, and Applied Extrusion Technologies. Subsequently, these bonds appreciated in price, contributing to your Series' strong performance."

Individual Sector Performance

"The hotel and gaming sectors performed well, in particular those located in Atlantic City, as fears of increased competition subsided. Your portfolio, which increased its weighting in this group, saw notable performance from Aztar Corp. and Showboat Inc. Additionally, strong demand within the communications area helped advance names such as Commnet Cellular (regional cellular operator), ProNet Inc. (paging), and Intermedia Communications of Florida (competitive access provider). In addition, the health care and utility sectors continued to show positive trends."

Our Outlook for the Year Ahead

"We continue to find the high-yield marketplace an attractive investment for those seeking a high level of current income. We expect credit quality to show steady improvement within the media sectors. We believe telecommunications reform will drive consolidation among the broadcasting, cable/telephony, and wireless telecommunications industries. The consolidation, in turn, should lead to increased economies of scale and cash flow."

================================================================================
PERFORMANCE COMPARISON CHART AND TABLE                        December 31, 1995
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1995, to a $10,000 investment made in the Merrill Lynch High-Yield Master Index and the Lipper High-Yield Index for the same period. The performance of Seligman High-Yield Bond Series Class D shares is not shown in this chart, but is included in the table below. It is important to keep in mind that the Indices exclude the effect of any fees or sales charges.


    [The table below was presented as a line chart in the printed document]


                                                Merrill Lynch        Lipper
                with sales        without        High Yield        High-Yield
  DATE           charge        sales charge     Master Index         Index
  ----           ------        ------------     ------------         -----
12/31/85         $ 9,523         $10,000          $10,000           $10,000
 3/31/86         $10,235         $10,748          $10,725           $10,633
 6/30/86         $10,591         $11,121          $11,131           $10,995
 9/30/86         $10,742         $11,280          $11,280           $10,996
12/31/86         $11,021         $11,573          $11,634           $11,318
 3/31/87         $11,524         $12,101          $12,295           $12,058
 6/30/87         $11,225         $11,787          $12,138           $11,932
 9/30/87         $10,898         $11,443          $12,043           $11,741
12/31/87         $11,357         $11,926          $12,177           $11,536
 3/31/88         $11,901         $12,497          $12,828           $12,236
 6/30/88         $12,180         $12,789          $13,180           $12,623
 9/30/88         $12,351         $12,970          $13,497           $12,861
12/31/88         $12,649         $13,282          $13,817           $13,099
 3/31/89         $12,889         $13,535          $14,106           $13,338
 6/30/89         $13,384         $14,054          $14,613           $13,703
 9/30/89         $13,390         $14,061          $14,614           $13,429
12/31/89         $13,135         $13,793          $14,402           $12,733
 3/31/90         $12,646         $13,279          $14,103           $12,173
 6/30/90         $13,081         $13,736          $14,710           $12,720
 9/30/90         $12,522         $13,149          $13,817           $11,748
12/31/90         $12,179         $12,789          $13,776           $11,320
 3/31/91         $13,668         $14,352          $15,652           $13,096
 6/30/91         $14,418         $15,140          $16,617           $14,060
 9/30/91         $15,342         $16,111          $17,594           $15,087
12/31/91         $15,918         $16,715          $18,538           $15,870
 3/31/92         $17,375         $18,245          $19,938           $17,308
 6/30/92         $17,879         $18,774          $20,658           $17,867
 9/30/92         $18,858         $19,802          $21,598           $18,574
12/31/92         $19,114         $20,071          $21,905           $18,786
 3/31/93         $20,452         $21,476          $23,265           $20,090
 6/30/93         $21,314         $22,381          $24,193           $21,052
 9/30/93         $21,690         $22,776          $24,808           $21,444
12/31/93         $22,782         $23,922          $25,669           $22,509
 3/31/94         $22,645         $23,778          $25,194           $22,271
 6/30/94         $22,623         $23,756          $24,901           $21,972
 9/30/94         $22,725         $23,863          $25,240           $21,966
12/31/94         $22,960         $24,110          $25,369           $21,682
 3/31/95         $24,155         $25,364          $26,899           $22,732
 6/30/95         $25,649         $26,933          $28,604           $23,907
 9/30/95         $26,834         $28,178          $29,439           $24,698
12/31/95         $27,716         $29,105          $30,417           $25,351




--------------------------------------------------------------------------------
The table below shows the average annual total returns for the one-, five-, and 10-year periods through December 31, 1995, for Seligman High-Yield Bond Series Class A shares, with and without the maximum initial sales charge of 4.75%, the Merrill Lynch High-Yield Master Index, and the Lipper High-Yield Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through December 31, 1995, for Seligman High-Yield Bond Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, the Merrill Lynch High-Yield Master Index, and the Lipper High-Yield Index.



AVERAGE ANNUAL TOTAL RETURNS

                                                                                                        SINCE
                                   ONE       FIVE     10                                        ONE   INCEPTION
                                   YEAR      YEARS   YEARS                                     YEAR    9/21/93
                                   ----      -----   -----                                     ----    -------
Seligman High-Yield Bond Series                               Seligman High-Yield Bond Series
   Class A with sales charge       14.92%    16.73%  10.73%      Class D with CDSL              18.67%     n/a
   Class A without sales charge    20.72     17.87   11.27       Class D without CDSL           19.67    10.19%
Merrill Lynch High-Yield                                      Merrill Lynch High-Yield
  Master Index                     19.90     17.16   11.77      Master Index                    19.90     9.47*
Lipper High-Yield Index            16.92     17.50    9.31    Lipper High-Yield Index           16.92     7.72*
*Calculated from 9/30/93.

--------------------------------------------------------------------------------
The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original stated cost. Past performance is not indicative of future investment results.

================================================================================
PORTFOLIOS OF INVESTMENTS                                     December 31, 1995
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES SERIES

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                      ------------  ------------
U.S. TREASURY SECURITIES 76.8%

U.S. Treasury Bonds:
   8 7/8%, due 2/15/2019 .........................   $  9,000,000   $ 12,144,375
   9 1/4%, due 2/15/2016 .........................      7,000,000      9,629,375
   12 1/2%, due 8/15/2014 ........................     12,000,000     19,406,244
U.S. Treasury Notes:
   8 3/4%, due 8/15/2000 .........................      2,000,000      2,273,124
   8 3/4%, due 10/15/1997 ........................      4,800,000      5,086,497
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES (Cost $45,778,353)                     48,539,615
                                                                    ------------

GOVERNMENT AGENCY SECURITIES 18.1% (Cost $10,658,823)

Government National Mortgage Association Obligations,
Mortgage-backed Pass-through Certificates:
   7 1/2%, with various maturities
   from 9/15/2021 to 8/15/2024** .................     11,150,124     11,477,660
                                                                    ------------
SHORT-TERM HOLDINGS 3.7% (Cost $2,330,000) .......                     2,330,000
                                                                    ------------
TOTAL INVESTMENTS 98.6% (Cost $58,767,176) .......                    62,347,275
OTHER ASSETS LESS LIABILITIES 1.4% ...............                       894,913
                                                                    ------------
NET ASSETS 100.0% ................................                  $ 63,242,188
                                                                    ============

HIGH-YIELD BOND SERIES

CORPORATE BONDS 89.2%

AUTOMOTIVE 0.8%
Venture Holdings 9 3/4%, due 4/1/2004 ............   $  2,500,000   $  2,087,500
                                                                    ------------

BROADCASTING 2.9%
Act III Broadcasting 10 1/4%, due 12/15/2005 .....      1,500,000      1,539,375
Allbritton Communications Co. 11 1/2%,
   due 8/15/2004 .................................      3,000,000      3,168,750
SFX Broadcasting, Inc. 11 3/8%, due 10/1/2000 ....      3,000,000      3,165,000
                                                                    ------------
                                                                       7,873,125
                                                                    ------------

CABLE SYSTEMS 13.5%
American Telecasting 0% (14 1/2%+),
   due 8/15/2000* ................................      4,000,000      2,530,000
Comcast Corp. 10 5/8%, due 7/15/2012 .............      7,500,000      8,503,125
Jones Intercable 10 1/2%, due 3/1/2008 ...........      2,500,000      2,731,250
Le Groupe Videotron Ltee. 10 5/8%,
   due 2/15/2005 .................................      5,000,000      5,356,250
People's Choice TV 0% (13 1/8%+),
   due 6/1/2000 ..................................      4,000,000      2,310,000
Rogers Cablesystems 11%, due 12/1/2015 ...........      5,000,000      5,400,000
United International Holdings 0% (14%++),
   due 11/15/1999 ................................      7,500,000      4,687,500
Wireless One Inc. 13%, due 10/15/2003 ............      5,000,000      5,325,000
                                                                    ------------
                                                                      36,843,125
                                                                    ------------

CELLULAR 4.4%
Centennial Cellular 10 1/8%, due 5/15/2005 .......      5,000,000      5,262,500
Commnet Cellular Corp. 11 1/4%, due 7/1/2005 .....      2,750,000      2,928,750
Pricellular Corp. 0% (12 1/4%+), due 10/1/2003 ...      5,000,000      3,887,500
                                                                    ------------
                                                                      12,078,750
                                                                    ------------


----------
See footnotes on page 9.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

HIGH-YIELD BOND SERIES (continued)

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                      ------------  ------------

CHEMICALS 4.2%
Arcadian Partners L.P. 10 3/4%, due 5/1/2005 .....   $  3,750,000   $  4,143,750
Great Lakes Carbon 10%, due 1/1/2006 .............      3,000,000      3,090,000
NL Industries 11 3/4%, due 10/15/2003 ............      4,000,000      4,290,000
                                                                    ------------
                                                                      11,523,750
                                                                    ------------

CONSUMER PRODUCTS 2.3%
Williamhouse-Regency 13%, due 11/15/2005* ........      6,000,000      6,330,000
                                                                    ------------

CONTAINER 1.2%
Silgan Corp. 11 3/4%, due 6/15/2002 ..............      3,000,000      3,210,000
                                                                    ------------

ENERGY 5.1%
Petroleum Heat & Power Co. Inc. 12 1/4%, due 2/1/2005   3,000,000      3,360,000
TransTexas Gas Corporation 11 1/2%, due 6/15/2002       5,000,000      5,187,500
United Meridian Corp. 10 3/8%, due 10/15/2005 ....      5,000,000      5,312,500
                                                                    ------------
                                                                      13,860,000
                                                                    ------------

ENVIRONMENTAL SERVICES 1.0%
Allied Waste Industries 12%, due 2/1/2004 ........      2,500,000      2,725,000
                                                                    ------------

FINANCIAL SERVICES 1.8%
Olympic Financial Ltd. 13%, due 5/1/2000 .........      4,500,000      4,927,500
                                                                    ------------

GAMING/HOTEL 17.1%
Aztar Corp. 13 3/4%, due 10/1/2004 ...............      5,000,000      5,562,500
Casino Magic Finance Corp. 11 1/2%, due 10/15/2001      5,000,000      4,325,000
Grand Casinos 10 1/8%, due 12/1/2003 .............      6,000,000      6,285,000
Showboat, Inc. 13%, due 8/1/2009 .................      3,500,000      3,955,000
Stratosphere Corp. 14 1/4%, due 5/15/2002 ........      7,500,000      8,512,500
Trump Hotels & Casino Resorts Funding, Inc. 15 1/2%,
   due 6/15/2005 .................................      7,500,000      8,062,500
Trump Plaza Funding, Inc. 10 7/8%, due 6/15/2001 .      5,000,000      5,200,000
Trump Taj Mahal 11.35%, due 11/15/1999 ...........      5,000,000      4,755,639
                                                                    ------------
                                                                      46,658,139
                                                                    ------------

HEALTH CARE/MEDICAL PRODUCTS 4.6%
Dade International 13%, due 2/1/2005 .............      3,600,000      4,032,000
Graphic Controls 12%, due 9/15/2005* .............      4,000,000      4,130,000
Regency Health Services 9 7/8%, due 10/15/2002 ...      4,250,000      4,239,375
                                                                    ------------
                                                                      12,401,375
                                                                    ------------

INDUSTRIAL 1.0%
IMO Industries 12%, due 11/1/2001 ................      2,500,000      2,562,500
                                                                    ------------

INSURANCE 1.2%
Terra Nova Insurance 10 3/4%, due 7/1/2005 .......      3,000,000      3,285,000
                                                                    ------------

LEISURE 1.5%
Premier Parks, Inc. 12%, due 5/15/2003 ...........      4,000,000      4,120,000
                                                                    ------------

MANUFACTURING 2.4%
Howmet Corp. 10%, due 12/1/2003* .................      2,500,000      2,637,500
RBX Corporation 11 1/4%, due 10/15/2005* .........      4,000,000      3,940,000
                                                                    ------------
                                                                       6,577,500
                                                                    ------------

PAGING 6.0%
Metrocall 10 3/8%, due 10/1/2007 .................      5,000,000      5,325,000
Mobile Telecommunication Technologies Corp.
   13 1/2%, due 12/15/2002 .......................      5,000,000      5,575,000
ProNet Inc. 11 7/8%, due 6/15/2005 ...............      5,000,000      5,525,000
                                                                    ------------
                                                                      16,425,000
                                                                    ------------


----------
See footnotes on page 9.

================================================================================
                                                              December 31, 1995
--------------------------------------------------------------------------------

HIGH-YIELD BOND SERIES (continued)

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                      ------------  ------------
PAPER AND PACKAGING 1.1%
Crown Packaging Ltd. 10 3/4%, due 11/1/2000 ......   $  3,000,000   $  2,880,000
                                                                    ------------

RETAILING 0.8%
Thrifty Payless Inc. 12 1/4%, due 4/15/2004 ......      2,000,000      2,150,000
                                                                    ------------

SUPERMARKETS 2.1%
Pathmark Stores, Inc. 12 5/8%, due 6/15/2002 .....      1,500,000      1,545,000
Pathmark Stores, Inc. 11 5/8%, due 6/15/2002 .....      4,000,000      4,040,000
                                                                    ------------
                                                                       5,585,000
                                                                    ------------

TELECOMMUNICATIONS 7.0%
American Communication Services 0% (13%+),
   due 11/1/2000* ................................      5,000,000      2,762,500
Fonorola Inc. 12 1/2%, due 8/15/2002 .............      5,000,000      5,275,000
Intermedia Communications of Florida, Inc. .......
   13 1/2%, due 6/1/2005 .........................      5,000,000      5,625,000
Intermedia Communications of Florida, Inc. .......
   (Warrants expiring 6/1/2000)* .................          5,000         50,000
IXC Communications 13%, due 10/1/2005* ...........      5,000,000      5,362,500
                                                                    ------------
                                                                      19,075,000
                                                                    ------------

THEATRES 3.3%
Act III Theatres, Inc. 11 7/8%, due 2/1/2003 .....      3,000,000      3,262,500
Cinemark USA Inc. 12%, due 6/1/2002 ..............      2,000,000      2,155,000
Plitt Theatres, Inc. 10 7/8%, due 6/15/2004 ......      4,000,000      3,620,000
                                                                    ------------
                                                                       9,037,500
                                                                    ------------

UTILITIES 2.9%
Midland Cogeneration Venture 11 3/4%, due 7/23/2005     7,500,000      7,894,275
                                                                    ------------

MISCELLANEOUS 1.0%
Herff Jones, Inc. 11%, due 8/15/2005 .............      2,500,000      2,668,750
                                                                    ------------

TOTAL CORPORATE BONDS (Cost $233,663,512) ........                   242,778,789
                                                                    ------------

CONVERTIBLE BONDS 4.8%

COMPUTERS AND RELATED SERVICES 1.3%
EMC Corp. 4 1/4%, due 1/1/2001 ...................      3,500,000      3,482,500
                                                                    ------------

SEMICONDUCTORS 3.5%
Altera Corp. 5 3/4%, due 6/15/2002* ..............      2,000,000      2,327,500
Integrated Device Technology 5 1/2%, due 6/1/2002       5,000,000      4,112,500
VLSI Technology, Inc. 8 1/4%, due 10/1/2005 ......      3,500,000      3,228,750
                                                                    ------------
                                                                       9,668,750
                                                                    ------------
TOTAL CONVERTIBLE BONDS (Cost $14,210,857) .......                    13,151,250
                                                                    ------------
SHORT-TERM HOLDINGS 3.6%
   (Cost $9,800,000) .............................                     9,800,000
                                                                    ------------
TOTAL INVESTMENTS 97.6%
   (COST $257,674,369) ...........................                   265,730,039

OTHER ASSETS LESS LIABILITIES 2.4% ...............                     6,552,157
                                                                    ------------
NET ASSETS 100.0% ................................                  $272,282,196
                                                                    ============

----------
*    Rule 144A security.

** Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the stated maturity. This in turn may impact the ultimate yield realized from these securities.

+ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

++   Represents effective yield on zero coupon bond.

See notes to financial statements.

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES                           December 31, 1995
--------------------------------------------------------------------------------


                                                                           U.S. GOVERNMENT               HIGH-YIELD
                                                                          SECURITIES SERIES              BOND SERIES
                                                                          -----------------              -----------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings...............................................         $60,017,275               $255,930,039
   Short-term holdings..............................................           2,330,000                  9,800,000
                                                                             -----------               ------------
                                                                              62,347,275                265,730,039
Cash................................................................              60,546                     83,072
Interest receivable.................................................           1,339,215                  5,270,668
Receivable for Shares of Beneficial Interest sold...................              62,096                  3,480,900
Expenses prepaid to shareholder service agent.......................               4,891                     17,033
Other...............................................................              23,221                     53,130
                                                                             -----------               ------------
Total Assets........................................................          63,837,244                274,634,842
                                                                             -----------               ------------
LIABILITIES:
Payable for Shares of Beneficial Interest repurchased...............             321,862                    979,003
Dividends payable...................................................             140,803                    967,891
Accrued expenses, taxes, and other..................................             132,391                    405,752
                                                                             -----------               ------------
Total Liabilities                                                                595,056                  2,352,646
                                                                             -----------               ------------
Net Assets..........................................................         $63,242,188               $272,282,196
                                                                             ===========               ============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited
   shares authorized; $.001 par
   value; 8,842,638 and 39,118,119 shares outstanding):
   Class A..........................................................         $     7,701               $     26,169
   Class D..........................................................               1,142                     12,949
Additional paid-in capital..........................................          75,952,508                275,926,718
Accumulated net realized loss.......................................         (16,299,262)               (11,739,310)
Net unrealized appreciation of investments..........................           3,580,099                  8,055,670
                                                                             -----------               ------------
Net Assets..........................................................         $63,242,188               $272,282,196
                                                                             ===========               ============
NET ASSETS:
Class A.............................................................         $55,061,526               $182,129,203
Class D.............................................................         $ 8,180,662               $ 90,152,993

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
Class A.............................................................           7,700,689                 26,169,062
Class D.............................................................           1,141,949                 12,949,057

NET ASSET VALUE PER SHARE:
Class A.............................................................               $7.15                      $6.96
Class D.............................................................               $7.16                      $6.96


----------
See notes to financial statements.

================================================================================
STATEMENTS OF OPERATIONS                    For the year ended December 31, 1995
--------------------------------------------------------------------------------



                                                                           U.S. GOVERNMENT              HIGH-YIELD
                                                                          SECURITIES SERIES             BOND SERIES
                                                                          -----------------             -----------
INVESTMENT INCOME:
Interest...............................................................      $ 4,739,369                $15,434,135
                                                                             -----------                -----------

EXPENSES:
Management fees........................................................          301,343                    723,340
Distribution and service fees..........................................          177,326                    618,606
Shareholder account services...........................................          113,923                    322,572
Registration...........................................................           49,197                     92,738
Auditing and legal fees................................................           43,333                     42,403
Custody and related services...........................................           19,500                     20,000
Trustees' fees and expenses............................................           14,493                     14,705
Shareholder reports and communications.................................           11,861                     21,435
Shareholders' meeting..................................................            4,040                      7,950
Miscellaneous..........................................................           14,179                     12,056
                                                                             -----------                -----------
Total expenses.........................................................          749,195                  1,875,805
                                                                             -----------                -----------
Net investment income..................................................        3,990,174                 13,558,330
                                                                             -----------                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.......................................        2,039,308                  1,610,990
Net change in unrealized depreciation
  of investments.......................................................        4,046,357                  9,316,772
                                                                             -----------                -----------
Net gain on investments ...............................................        6,085,665                 10,927,762
                                                                             -----------                -----------
Increase in net assets from operations ................................      $10,075,839                $24,486,092
                                                                             ===========                ===========



----------
See notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                         U.S. GOVERNMENT                   HIGH-YIELD BOND
                                                        SECURITIES SERIES                       SERIES
                                                  -----------------------------     ------------------------------
                                                      YEAR ENDED DECEMBER 31             YEAR ENDED DECEMBER 31
                                                  -----------------------------     ------------------------------
                                                      1995             1994             1995              1994
                                                  -----------      -----------      ------------       -----------
OPERATIONS:
Net investment income..........................   $ 3,990,174      $ 4,328,471      $ 13,558,330       $ 6,344,604
Net realized gain (loss) on investments........     2,039,308       (8,470,786)        1,610,990        (2,208,378)
Net change in unrealized appreciation/
  depreciation of investments..................     4,046,357        1,282,482         9,316,772        (3,676,736)
                                                  -----------      -----------      ------------       -----------
Increase (decrease) in net assets
  from operations .............................    10,075,839       (2,859,833)       24,486,092           459,490
                                                  -----------      -----------      ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A......................................    (3,598,301)      (4,008,490)      (10,106,642)       (5,767,970)
  Class D......................................      (391,873)        (319,981)       (3,451,688)         (576,634)
                                                  -----------      -----------      ------------       -----------
Decrease in net assets from distributions......    (3,990,174)      (4,328,471)      (13,558,330)       (6,344,604)
                                                  -----------      -----------      ------------       -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:
Net proceeds from sale of shares:
  Class A......................................     3,825,303        4,137,872       105,673,183        11,688,898
  Class D......................................     2,880,957        6,115,820        73,974,274         8,015,004
Net asset value of shares issued in payment
  of dividends:
  Class A......................................     1,701,734        1,780,986         4,574,683         2,261,113
  Class D......................................       277,256          217,588         1,987,440           302,588
Exchanged from associated Funds:
  Class A......................................     7,127,733          933,673        40,995,621         6,483,870
  Class D......................................     3,553,259          677,329        17,689,110         1,164,394
                                                  -----------      -----------      ------------       -----------
Total..........................................    19,366,242       13,863,268       244,894,311        29,915,867
                                                  -----------      -----------      ------------       -----------

Cost of shares repurchased:
  Class A......................................   (11,627,920)     (12,487,426)      (11,822,223)      (11,886,183)
  Class D......................................    (1,974,060)      (1,068,325)       (5,891,925)       (1,040,965)
Exchanged into associated Funds:
  Class A......................................    (6,070,037)      (2,888,033)      (24,535,126)       (5,594,008)
  Class D......................................    (3,313,843)      (1,577,342)       (9,572,687)         (935,241)
                                                  -----------      -----------      ------------       -----------
Total..........................................   (22,985,860)     (18,021,126)      (51,821,961)      (19,456,397)
                                                  -----------      -----------      ------------       -----------

Increase (decrease) in net assets from
  transactions in shares of
  beneficial interest..........................    (3,619,618)      (4,157,858)      193,072,350        10,459,470
                                                  -----------      -----------      ------------       -----------
Increase (decrease) in net assets..............     2,466,047      (11,346,162)      204,000,112         4,574,356

NET ASSETS:
Beginning of year..............................    60,776,141       72,122,303        68,282,084        63,707,728
                                                  -----------      -----------      ------------       -----------
End of year....................................   $63,242,188      $60,776,141      $272,282,196       $68,282,084
                                                  ===========      ===========      ============       ===========


----------
See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman High Income Fund Series (the "Fund") consists of two separate series (collectively, the "Series"): the "U.S. Government Securities Series" and the "High-Yield Bond Series." The Fund offers two classes of shares for each Series. All shares existing prior to September 21, 1993, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All U.S. Government and Government agency securities and bonds are valued at current market values or, in their absence, at fair value determined in accordance with procedures approved by the trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, based on valuations provided by an independent pricing service approved by the trustees. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. Each Series accretes original issue discounts and market discounts on purchases of portfolio securities.

d. All income and expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclasssification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995, were as follows:

SERIES                                          PURCHASES              SALES
--------------------------------------------------------------------------------
U.S. Government
   Securities                                 $126,208,807          $129,793,011
High-Yield Bond                                417,413,181           236,906,209

    At December 31, 1995, the cost of investments for federal income tax purposes was $58,767,176 and $258,239,129 for the U.S. Government Securities and High-Yield Bond Series, respectively, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                                   TOTAL               TOTAL
                                                 UNREALIZED          UNREALIZED
SERIES                                          APPRECIATION        DEPRECIATION
--------------------------------------------------------------------------------
U.S. Government
   Securities                                    $3,580,099           $     --
High-Yield Bond                                   9,533,545            2,042,635


4. At December 31, 1995, the Fund owned short-term investments which matured in less than 7 days.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets.

    Effective January 1, 1996, the annual management fee rate for the High-Yield Bond Series is 0.65% of the first $1 billion of the Series' average daily net assets, and 0.55% of average daily net assets in excess of $1 billion.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares, received the following concessions after commissions were paid to dealers for sale of Class A shares:

                                                   DEALER            DISTRIBUTOR
SERIES                                           COMMISSIONS         CONCESSIONS
--------------------------------------------------------------------------------
U.S. Government
   Securities                                    $   87,970           $   11,889
High-Yield Bond                                   3,554,416              459,774

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organization for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1995, such fees paid by the U.S. Government Securities and High-Yield Bond Series aggregated $110,109 and $226,287, or 0.21% and 0.22% per annum, respectively, of average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended December 31, 1995, fees paid by the U.S. Government Securities and High-Yield Bond Series aggregated $67,217 and $392,319, respectively, or 1% per annum of the average daily net assets of Class D shares.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions occurring within one year of purchase. For the year ended December 31, 1995, such charges imposed were $2,634 for the U.S. Government Securities Series and $33,929 for the High-Yield Bond Series.

    Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commission from certain sales of shares of each series, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1995, Seligman Services, Inc., received commissions from sales of shares of each series and distribution and service fees pursuant to the Plan, as follows:

                                                               DISTRIBUTION  AND
SERIES                                           COMMISSIONS     SERVICE FEES
--------------------------------------------------------------------------------
U.S. Government
   Securities                                      $ 8,380         $ 2,952
High-Yield Bond                                      7,087          19,702

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts: U.S. Government Securities Series, $113,900, and High-Yield Bond Series, $315,426.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    Fees of $22,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a trustee of the Fund.

    The Fund has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in trustees' fees and expenses, and the accumulated balances thereof at December 31, 1995, of $37,874 in the U.S. Government Securities Series and $21,943 in the High-Yield Bond Series are included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================

--------------------------------------------------------------------------------

  6. Class-specific expenses charged to Class A and Class D during the year ended December 31, 1995, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                  U.S. GOVERNMENT               HIGH-YIELD
                                 SECURITIES SERIES              BOND SERIES
                              ----------------------      ----------------------
                               CLASS A       CLASS D       CLASS A       CLASS D
                              --------      --------      --------      --------
Distribution
  and service
  fees                        $110,109      $ 67,217      $226,287      $392,319
Registration                     9,757         5,103        10,277         9,808
Shareholder
  reports and
  communications                 1,808            77         1,525           242


7. In accordance with current federal income tax law, the net realized capital gains and losses of each Series are considered separately for purposes of determining taxable capital gains. At December 31, 1995, net capital loss carryforwards for the U.S. Government Securities Series and the High-Yield Bond Series amounted to $16,299,262 and $11,174,550, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2002.


    Accordingly, no capital gain distributions are expected to be paid to shareholders of the respective Series until net capital gains have been realized in excess of the available capital loss carryforwards.

8. Transactions in Shares of Beneficial Interest were as follows:


                                                  U.S. GOVERNMENT                       HIGH-YIELD BOND
                                                 SECURITIES SERIES                          SERIES
                                          -----------------------------         -----------------------------
                                               YEAR ENDED DECEMBER 31               YEAR ENDED DECEMBER 31
                                          -----------------------------         -----------------------------
                                              1995               1994              1995                1994
                                          ----------         ----------         ----------         ----------
Sale of shares:
  Class A...............................     563,170            602,628         15,520,966          1,760,781
  Class D...............................     420,595            879,410         10,865,793          1,191,967

Shares issued in payment of dividends:
  Class A...............................     250,361            262,571            673,431            341,325
  Class D...............................      40,634             32,428            290,559             46,166

Exchanged from associated Funds:
  Class A...............................   1,037,221            139,088          6,014,478            986,393
  Class D...............................     519,691             99,435          2,589,157            177,753
                                          ----------         ----------         ----------         ----------
Total...................................   2,831,672          2,015,560         35,954,384          4,504,385
                                          ----------         ----------         ----------         ----------
Shares repurchased:
  Class A...............................  (1,727,109)        (1,835,575)        (1,735,886)        (1,793,114)
  Class D...............................    (288,754)          (159,362)          (859,011)          (161,121)

Exchanged into associated Funds:
  Class A...............................    (883,771)          (426,650)        (3,600,993)          (840,972)
  Class D...............................    (485,587)          (238,485)        (1,392,998)          (141,316)
                                          ----------         ----------         ----------         ----------
Total...................................  (3,385,221)        (2,660,072)        (7,588,888)        (2,936,523)
                                          ----------         ----------         ----------         ----------
Increase (decrease) in shares...........    (553,549)          (644,512)        28,365,496          1,567,862
                                          ==========         ==========         ==========         ==========


================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights for each Series are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investments, assuming they were held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   The total returns based on net asset value measure a Series' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing shares of any Series. The total returns for periods of less than one year are not annualized.


                                                        U.S. GOVERNMENT SECURITIES SERIES
                                  --------------------------------------------------------------------------------
                                                     CLASS A                                    CLASS D
                                  ------------------------------------------       -------------------------------
                                                                                       YEAR ENDED
                                             YEAR ENDED DECEMBER 31                    DECEMBER 31         9/21/93*
                                  ------------------------------------------       -----------------         TO
                                   1995      1994    1993      1992     1991        1995        1994      12/31/93
                                  -----     -----   -----     -----    -----       -----       -----      --------
PER SHARE OPERATING
  PERFORMANCE:

Net asset value, beginning
   of period..................    $6.47     $7.18   $7.19     $7.30    $6.89       $6.48       $7.20       $7.33
                                  -----     -----   -----     -----    -----       -----       -----       -----

Net investment income.........      .46       .44     .53       .51      .51         .40         .37         .09
Net realized and unrealized
   investment gain (loss).....      .68      (.71)   (.01)     (.11)     .41         .68        (.72)       (.13)
                                  -----     -----   -----     -----    -----       -----       -----       -----

Increase (decrease) from
   investment operations......     1.14      (.27)    .52       .40      .92        1.08        (.35)       (.04)
Dividends paid or declared....     (.46)     (.44)   (.53)     (.51)    (.51)       (.40)       (.37)       (.09)
                                  -----     -----   -----     -----    -----       -----       -----       -----

Net increase (decrease) in
   net asset value............      .68      (.71)   (.01)     (.11)     .41         .68        (.72)       (.13)
                                  -----     -----   -----     -----    -----       -----       -----       -----

Net asset value, end of period    $7.15     $6.47   $7.18     $7.19    $7.30       $7.16       $6.48       $7.20
                                  =====     =====   =====     =====    =====       =====       =====       =====

TOTAL RETURN BASED ON
   NET ASSET VALUE............    18.15%    (3.88)%  7.46%     5.78%   14.05%      17.10%      (5.05)%      (.65)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets     1.14%     1.10%   1.11%     1.05%    1.10%       2.01%       2.22%       2.09%+
Net investment income
   to average net assets......     6.71%     6.49%   7.22%     7.17%    7.39%       5.84%       5.40%       5.28%+
Portfolio turnover............   213.06%   445.18% 170.35%   126.17%   95.46%     213.06%     445.18%     170.35%++
Net assets, end of period
   (000's omitted)............  $55,061   $54,714 $69,805   $55,732  $64,440      $8,181      $6,062      $2,317


----------

*    Commencement of offering of Class D shares.

+    Annualized.

++   For the year ended December 31, 1993.

See notes to financial statements.

================================================================================

--------------------------------------------------------------------------------


                                                             HIGH-YIELD BOND SERIES
                                  --------------------------------------------------------------------------------
                                                     CLASS A                                    CLASS D
                                  ------------------------------------------       -------------------------------
                                                                                       YEAR ENDED
                                             YEAR ENDED DECEMBER 31                    DECEMBER 31         9/21/93*
                                  ------------------------------------------       -----------------         TO
                                   1995      1994    1993      1992     1991        1995        1994      12/31/93
                                  -----     -----   -----     -----    -----       -----       -----      --------
PER SHARE OPERATING
  PERFORMANCE:

Net asset value, beginning
   of period..................    $6.35    $6.94    $6.42    $5.96    $5.21        $6.35       $6.94      $6.74
                                  -----    -----    -----    -----    -----        -----       -----      -----

Net investment income.........      .65      .65      .66      .69      .77          .60         .57        .12
Net realized and unrealized
   investment gain (loss).....      .61     (.59)     .52      .46      .75          .61        (.59)       .20
                                  -----    -----    -----    -----    -----        -----       -----      -----
Increase (decrease) from
   investment operations......     1.26      .06     1.18     1.15     1.52         1.21        (.02)       .32
Dividends paid or declared....     (.65)    (.65)    (.66)    (.69)    (.77)        (.60)       (.57)      (.12)
                                  -----    -----    -----    -----    -----        -----       -----      -----
Net increase (decrease) in
   net asset value............      .61     (.59)     .52      .46      .75          .61        (.59)       .20
                                  -----    -----    -----    -----    -----        -----       -----      -----
Net asset value, end of period    $6.96    $6.35    $6.94    $6.42    $5.96        $6.96       $6.35      $6.94
                                  =====    =====    =====    =====    =====        =====       =====      =====

TOTAL RETURN BASED ON
   NET ASSET VALUE............    20.72%    0.78%   19.19%   20.08%   30.70%       19.67%       (.30)%     4.53%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets     1.09%    1.13%    1.20%    1.21%    1.29%        1.91%       2.19%      2.04%+
Net investment income
   to average net assets......     9.73%    9.73%    9.68%   10.82%   13.36%        8.86%       8.68%      7.93%+
Portfolio turnover............   173.39%  184.75%  193.91%  145.66%  181.08%      173.39%     184.75%    193.91%++
Net assets, end of period
   (000's omitted)............ $182,129  $59,033  $61,333  $40,802  $32,287      $90,153      $9,249     $2,375



*    Commencement of offering of Class D shares.

+    Annualized.

++   For the year ended December 31, 1993.

See notes to financial statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Trustees and Shareholders,
Seligman High Income Fund Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the U.S. Government Securities Series and the High-Yield Bond Series of Seligman High Income Fund Series as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the U.S. Government Securities Series and the High-Yield Bond Series of Seligman High Income Fund Series as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
New York, New York
February 2, 1996

--------------------------------------------------------------------------------

PROXY RESULTS

Seligman High Income Fund Series Shareholders voted on the following proposals at the Special Meeting of Shareholders held on December 12, 1995, in New York, New York. Each Trustee was elected, and all other proposals were approved. The description of each proposal and number of shares voted are as follows:

                                         FOR             WITHHELD      NON-VOTE
                                         ---             --------      --------
Election of Trustees:
  Fred E. Brown                       21,717,907         603,680      15,617,325
  John R. Galvin                      21,724,130         597,455      15,617,326
  Alice S. Ilchman                    21,778,782         542,813      15,617,317
  Frank A. McPherson                  21,737,321         584,267      15,617,323
  John E. Merow                       21,768,124         553,470      15,617,318
  Betsy S. Michel                     21,778,055         543,540      15,617,317
  William C. Morris                   21,780,243         541,452      15,617,217
  James C. Pitney                     21,763,991         557,603      15,617,319
  James Q. Riordan                    21,768,540         553,051      15,617,321
  Ronald T. Schroeder                 21,778,153         543,441      15,617,318
  Robert L. Shafer                    21,781,740         539,855      15,617,316
  James N. Whitson                    21,781,740         539,855      15,617,316
  Brian T. Zino                       21,774,103         547,492      15,617,317


                                                                                         FOR        AGAINST    ABSTAIN     NON-VOTE
                                                                                         ---        -------    -------     --------
Ratification of the selection of Deloitte & Touche LLP as independent auditors ....  21,004,197     287,231   1,028,668   15,618,815
Approval for increasing borrowing limits for:
      U.S. Government Securities Series ...........................................   4,034,852     369,705     264,056    4,279,317
      High-Yield Bond Series ......................................................  15,088,849   1,523,228   1,039,534   11,339,371
Approval of amendments to the fundamental investment policy regarding investment in restricted and illiquid securities of the following series:
      U.S. Government Securities Series ...........................................   3,887,466     365,411     415,735    4,279,317
      High-Yield Bond Series ......................................................  14,326,512   1,931,265   1,391,745   11,341,461
Approval of amendments to the Management Agreement with respect
   to the High-Yield Bond Series ..................................................  12,686,578   3,746,673   1,215,872   11,341,859


================================================================================
TRUSTEES
--------------------------------------------------------------------------------

Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

John R. Galvin (2)
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation

Alice S. Ilchman (3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson (2)
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel (2)
Director or Trustee,
   Various Organizations

William C. Morris (1)
Chairman
Chairman of the Board and President,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney (3)
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan (3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder (1)
Managing Director,
   J. & W. Seligman & Co. Incorporated

Robert L. Shafer (3)
Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson (2)
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino (1)
President
Managing Director,
   J. & W. Seligman & Co. Incorporated

----------
Member:
(1) Executive Committee
(2) Audit Committee
(3) Trustee Nominating Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS


William C. Morris
Chairman

Brian T. Zino
President

Daniel J. Charleston
Vice President

Leonard J. Lovito
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450  Shareholder Services

(800) 445-1777  Retirement Plan
                Services

(800) 622-4597  24-Hour Automated
                Telephone Access
                Service

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Seligman High Income Fund Series, which contains information about the sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                       TX2 12/95